EXECUTION VERSION
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
    THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made and entered into as of June 30, 2023, by and among F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Australian Security Trustee (the “Administrative Agent”).
W I T N E S E T H :
    WHEREAS, the Borrower, the other Loan Parties party thereto, the Lenders, and Administrative Agent have executed and delivered that certain Amended and Restated Credit Agreement dated as of August 13, 2021, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 20, 2021, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 13, 2022, and as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 14, 2023 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to an extension of the delivery date for certain financial statements due under the Credit Agreement and amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to such amendments, subject to the terms and conditions hereof.
    NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Borrower, the Administrative Agent, and the Lenders party hereto hereby covenant and agree as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement from and after the date hereof refer to the Credit Agreement as amended hereby.
SECTION 2. Amendment to Credit Agreement.
(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in appropriate alphabetical order:
“RPA Advisors” means Restructuring Partners & Associates LLC.
(b) Section 5.06 of the Credit Agreement is amended to add the following as a new clause (d) at the end thereof:
(d) The Borrower shall, commencing with the week ending July 14, 2023, and continuing each week thereafter have a reoccurring telephonic status call with RPA Advisors (and such other persons as the Administrative Agent may request), which calls will discuss, among other things, the status of the ongoing audit and review of the Borrower’s current and historical financial statements.
SECTION 3. Consent. The due dates for (i) the audited consolidated balance sheet and related statements of operations, stockholders’ equity, cash flows and other financial statements

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for the 2022 fiscal year due March 31, 2023 as set forth in Section 5.01(a) of the Credit Agreement, (ii) the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of the first fiscal quarter of 2023 due May 15, 2023 as forth in Section 5.01(b) of the Credit Agreement, (iii) the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of the second fiscal quarter of 2023 due August 15, 2023 as forth in Section 5.01(b) of the Credit Agreement, (iv) each accompanying Compliance Certificate as set forth in Section 5.01(c) of the Credit Agreement, and (v) the revised financial Projections for the Borrower and its Subsidiaries on a month-by-month basis covering the two-year period commencing on the Third Amendment Effective Date and containing a supporting narrative which describes in detail all underlying assumptions of such revised Projections as forth in Section 5.15(f) of the Credit Agreement, are each hereby extended to August 31, 2023.
SECTION 4. Conditions Precedent. This Agreement shall become effective only upon satisfaction of the following conditions precedent on or before the date hereof:
(a) execution and delivery of this Agreement by the Borrower, the Administrative Agent, and the Required Lenders;
(b) execution and delivery by the Guarantors of the Consent, Reaffirmation, and Agreement of Guarantors attached hereto;
(c) the Borrower shall have paid to the Administrative Agent, an amendment fee in the amount of $105,000 payable to the Administrative Agent, for the ratable benefit of the Lenders that execute the Agreement prior to July 1, 2023; and
(d) payment of RPA Advisors’ and Holland & Knight’s respective outstanding fees and costs.
SECTION 5. Miscellaneous Terms.
(a) Loan Document. For avoidance of doubt, the Borrower, the Administrative Agent, and the Lenders party hereto hereby acknowledge and agree that this Agreement is a Loan Document.
(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the date of this Agreement.
(c) No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above, and (ii) nothing in this Agreement shall affect or limit the Administrative Agent or any Lender’s right to demand payment of liabilities owing from any Loan Party to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence

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of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.
(d) Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct in all material respects as of such date).
(e) No Default. To induce the Administrative Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or any other Loan Party or arising out of or with respect to any of the Loans or other obligations of any Borrower or any other Loan Party owed to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.
(f) Conduct of Lender; Release of Claims.  The Borrower and its Affiliates, successors, assigns, and legal representatives (collectively, the “Releasors”), acknowledge and agree that through the date hereof, each Secured Party has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Releasors in connection with this Agreement and in connection with the Secured Obligations, the Credit Agreement, and the other Loan Documents, and the obligations and liabilities of the Releasors existing thereunder or arising in connection therewith, and the Releasors hereby waive and release any claims to the contrary.  The Releasors hereby release, acquit, and forever discharge each Secured Party and its Affiliates (including, without limitation, its parent and its subsidiaries) and their respective officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former (collectively, the “Secured Party Affiliates”) from any and all manner of losses, costs, defenses, damages, liabilities, deficiencies, actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims, demands, and expenses whatsoever, asserted or unasserted, known or unknown, foreseen or unforeseen, in contract, tort, law or equity (generically, “Claims”), that any Releasor has or may have against any Secured Party and/or any Secured Party Affiliate by reason of any action, failure to act, event, statement, accusation, assertion, matter, or thing whatsoever arising from or based on facts occurring prior to the effectiveness of this Agreement that arises out of or is connected to the Loan Documents or the Secured Obligations.  Each of the Releasors hereby unconditionally and irrevocably agrees that it will not sue any Secured Party or any Secured Party Affiliate on the basis of any Claim released, remised, and discharged by such Releasor pursuant to this paragraph.  If any Releasor or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, each Releasor, for itself and its successors, assigns, and legal representatives, agrees to pay, in addition to such other damages as any Secured Party or any Secured Party Affiliate may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Secured Party or any Secured Party Affiliate as a result of such violation.

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(g) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.
(h) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Agreement or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form.
(i) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
(j) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(k) Further Assurances. The Borrower agrees to take, at Borrower’s expense, such further actions as Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.
(l) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
(m) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
[SIGNATURES ON FOLLOWING PAGES.]

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    IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and the Lenders party hereto have caused this Agreement to be duly executed under seal by its duly authorized officer as of the day and year first above written.

BORROWER:

F45 TRAINING HOLDINGS INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

[JPMORGAN/F45 -- FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Australian Security Trustee, Lender, Swingline Lender and Issuing Bank

By: /s/ Eleftherios Karsos
Name: Eleftherios Karsos
Title: Authorized Officer

[JPMORGAN/F45 -- FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, successor by merger to MUFG UNION BANK, N.A., as a Lender

By: /s/ Christopher D. Zumberge
Name: Christopher D. Zumberge
Title: Senior Vice President
[JPMORGAN/F45 -- FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

CONSENT, REAFFIRMATION, AND AGREEMENT OF GUARANTORS

    Each of the undersigned (a) acknowledges receipt of the foregoing Fourth Amendment to Amended and Restated Credit Agreement (the “Agreement”); (b) consents to the execution and delivery of the Agreement; and (c) reaffirms all of its obligations and covenants under the Credit Agreement (as defined in the Agreement) or the Guarantees, as applicable (in each case, as amended, restated, supplemented, or otherwise modified from time to time) and all of its other obligations under the Loan Documents to which it is a party, and, agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement or any of the other instruments, agreements or other documents executed and delivered pursuant thereto.
This Consent, Reaffirmation, and Agreement of Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent. Delivery by one or more parties hereto of an executed counterpart of this Consent via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Consent or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Consent. The words “execution,” “signed,” “signature,” and words of like import in this Consent shall be deemed to include electronic signatures or the keeping of records in electronic form.
    This Consent, Reaffirmation, and Agreement of Guarantors shall be deemed executed under seal.
As of [______, 2023]

GUARANTORS:

F45 TRAINING CANADA LIMITED

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

F45 STUDIO EMPLOYMENT LLC a Delaware limited liability company

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

F45 U, LLC a Delaware limited liability company

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

F45 TRAINING INCORPORATED a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

AVALON HOUSE HOLDINGS, INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

AVALON HOUSE, INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

MALIBU CREW HOLDINGS, INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

MALIBU CREW, INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

FS8 HOLDINGS, INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

FS8, INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

US BRAND FUND OPERATIONS INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

F45 US BRAND FUND INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

F45 INTERMEDIATE HOLDCO, LLC, a Delaware limited liability company

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

F45 SPV FINANCE COMPANY, LLC, a Delaware limited liability company

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

F45 HQ STUDIO INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

FS8 HQ STUDIO INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

F45 TRAINING OPERATIONS SUPPORT, INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

F45 TRAINING REAL ESTATE OPERATIONS, INC., a Delaware corporation

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

SOCO TRAINING LABS, LLC, a Delaware limited liability company

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

ROSCOE VILLAGE TRAINING LLC, a Delaware limited liability company

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

PP TRAINING LLC, a Delaware limited liability company

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

FS VENICE LLC a Delaware limited liability company

By: /s/ Patrick Grosso
Name: Patrick Grosso
Title: Chief Legal Officer

Executed by F45 AUS HOLD CO PTY LTD ACN 620 135 426 in accordance with section 127 of the Corporations Act 2001:
Tom Dowd	/s/ Tom Dowd
Name of sole director	Signature of sole director who states that the company does not have a company secretary

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

Executed by FLYHALF AUSTRALIA HOLDING COMPANY PTY LTD ACN 632 249 131 in accordance with section 127 of the Corporations Act 2001:
Tom Dowd	/s/ Tom Dowd
Name of sole director	Signature of sole director who states that the company does not have a company secretary

Executed by FLYHALF ACQUISITION COMPANY PTY LTD ACN 632 252 110 in accordance with section 127 of the Corporations Act 2001:
Tom Dowd	/s/ Tom Dowd
Name of sole director	Signature of sole director who states that the company does not have a company secretary

Executed by F45 HOLDINGS PTY LTD ACN 616 570 506 in accordance with section 127 of the Corporations Act 2001:
Tom Dowd	/s/ Tom Dowd
Name of sole director	Signature of sole director who states that the company does not have a company secretary

Executed by F45 ROW HOLD CO PTY LTD ACN 620 135 480 in accordance with section 127 of the Corporations Act 2001:
Tom Dowd	/s/ Tom Dowd
Name of sole director	Signature of sole director who states that the company does not have a company secretary

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

Executed by F45 TRAINING PTY LTD ACN 162 731 900 in accordance with section 127 of the Corporations Act 2001:
Tom Dowd	/s/ Tom Dowd
Name of sole director	Signature of sole director who states that the company does not have a company secretary

EXECUTED by AVALON HOUSE PTY LTD ACN 648 626 000, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

EXECUTED by MALIBU CREW PTY LTD ACN 648 626 975, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

EXECUTED by FS8 PTY LTD ACN 646 184 125, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

EXECUTED by VIVE ACTIVE BROOKVALE PTY LTD ACN 617 814 963, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

EXECUTED by VIVE ACTIVE DOUBLE BAY PTY LTD ACN 628 294 075, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

EXECUTED by VIVE ACTIVE NEUTRAL BAY PTY LTD ACN 645 784 078, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

EXECUTED by SURF AND TURF HOLDINGS PTY. LIMITED ACN 612 337 541, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]

EXECUTED by F45 OPERATIONS (AUSTRALIA) PTY LTD ACN 633 677 808, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

EXECUTED by F45 AUSTRALIA BRAND FUND PTY LTD ACN 664 382 209, in accordance with section 127 of the Corporations Act 2001 (Cth): /s/ Tom Dowd	/s/ Tom Dowd
Signature of company secretary / director (delete as applicable)	Signature of director

Tom Dowd	Tom Dowd
Name	Name

[JPMORGAN/F45 -- CONSENT, REAFFIRMATION, AND AGREEMENT TO
FOURTH AMENDMENT TO A&R CREDIT AGREEMENT]